SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Eaton Vance Multi-Asset Credit Fund

Two International Place

Boston, Massachusetts 02110

November 1, 2018

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders (the “Meeting”) of Eaton Vance Multi-Asset Credit Fund (formerly, Eaton Vance Multi-Strategy All Market Fund) (the “Fund”) that will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on December 18, 2018 at 11:30 a.m. (Eastern Time). There are important proposals to be considered that will affect the Fund. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the Board of Trustees of the Fund (the “Trustees”) are asking shareholders of the Fund to:

1.	Approve a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Eaton Vance Management (“EVM”), the Fund’s investment adviser, and Eaton Vance Advisers International Ltd. (“EVAIL”). Under the Sub-Advisory Agreement, EVM will delegate certain investment advisory services for the Fund to EVAIL. EVAIL is a wholly-owned subsidiary of EVM. EVM will pay EVAIL for its services out of the investment advisory fee EVM receives from the Fund. The Sub-Advisory Agreement will not result in any additional expense for Fund shareholders;

2.	Approve a “manager of managers” structure, which would allow EVM and the Fund to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions; and

3.	Consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

We realize that most of our shareholders will not be able to attend the Meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the Meeting, you may revoke your proxy by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. By voting promptly, you can help the Fund avoid the expense of additional mailings.

If you would like additional information concerning the proposals described above, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

/s/ Thomas E. Faust Jr.

President and Chief Executive Officer

Eaton Vance Management

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

QUESTIONS AND ANSWERS

General

Q.       Why am I receiving this proxy statement?

A.	Eaton Vance Multi-Asset Credit Fund (the “Fund”) is holding a Special Meeting of Shareholders (the “Meeting”) on December 18, 2018. Shareholders of the Fund are being asked to: (i) approve a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Eaton Vance Management (“EVM”), the Fund’s investment adviser, and Eaton Vance Advisers International Ltd. (“EVAIL”), a wholly-owned subsidiary of EVM; (ii) approve a “manager of managers” structure, which would allow EVM and the Fund to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions; and (iii) act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

Q.        What am I being asked to vote “FOR” in the proxy statement?

A.        You are being asked to:

1.    Approve a new investment sub-advisory agreement for the Fund;

2.    Approve a “manager of managers” structure for the Fund; and

3.    Act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

Q.       How can I vote?

A.	You can vote by mail, telephone, or over the Internet or in-person at the Meeting, as explained in the enclosed materials. By voting promptly, you can help the Fund avoid the expense of additional mailings.

Q.       Why am I being asked to vote on a new investment sub-advisory agreement?

A.	Effective September 15, 2018, the Fund changed its name and principal investment strategy. The Fund adopted a policy of investing at least 80% of its net assets in credit-related investments. For purposes of this 80% policy, “credit-related investments” are fixed income, variable rate, and floating-rate debt investments as well as derivatives that provide exposure to such investments. The Fund also revised its strategy to state that the Fund will invest at least 60% of its net assets in high yield corporate bonds and floating-rate loans. The Fund may invest in U.S. and non-U.S. issuers. EVAIL is a wholly-owned subsidiary of EVM headquartered in London, United Kingdom with experience in managing various investment strategies including non-U.S. high yield investment strategies. EVM believes that it would be in the best interest of shareholders to delegate certain investment advisory responsibilities to EVAIL.

Q.	What effect will the Sub-Advisory Agreement have on the investment management of the Fund?

A.	If the Sub-Advisory Agreement is approved, Jeffrey D. Mueller of EVAIL will become a co-portfolio manager of the Fund. Mr. Mueller is a vice president at EVAIL and a portfolio manager on EVAIL’s high-yield team. He is responsible for buy and sell decisions, portfolio construction and risk management for EVAIL’s high-yield and multi-asset credit strategies. He leads investment management and credit research for all non-U.S. high-yield investment opportunities. He joined the Eaton Vance organization in 2015.

Q.       Will the Fund’s total fees for advisory services change?

A.	No. EVAIL will be paid for its investment sub-advisory services to the Fund by EVM out of the investment advisory fees EVM currently receives from the Fund. The Sub-Advisory Agreement will not result in any additional expense to Fund shareholders.

Q.       What effect will the “manager of managers” structure have on the Fund?

A.	Employing a “manager of managers” structure will allow EVM and the Fund to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and wholly-owned sub-advisers with the approval of the Board of Trustees of the Fund (the “Board” or the “Trustees”), without the expense and possible delay of seeking shareholder approval through a proxy and special shareholder meeting. The Board believes that a “manager of managers” structure is in the best interest of shareholders of the Fund and will allow the Fund to operate more efficiently.

Prior to reliance on a “manager of managers” structure, EVM and the Fund would need to apply for and be granted exemptive relief from the U.S. Securities and Exchange Commission (“SEC”). There is no guarantee that the SEC will grant the requested exemptive relief or grant the requested exemptive relief on the terms and conditions expected by EVM.

Q.       How do the Fund’s Trustees recommend that shareholders vote on the Proposals?

A.       The Trustees unanimously recommend that you vote FOR each Proposal.

Q.        What will happen if shareholders do not approve the Proposals?

A.	If the Sub-Advisory Agreement is not approved by shareholders, the Fund will continue to be managed solely by EVM. If the Fund’s shareholders do not approve the “manager of managers” structure, the proposed “manager of managers” structure will not take effect and shareholder approval will continue to be required any time EVM or the Fund enters into or materially amends an investment sub-advisory agreement with an unaffiliated sub-adviser or a wholly-owned sub-adviser.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Eaton Vance Multi-Asset Credit Fund

Notice of Special Meeting of Shareholders

To Be Held December 18, 2018

A Special Meeting of Shareholders (the “Meeting”) of Eaton Vance Multi-Asset Credit Fund (formerly, Eaton Vance Multi-Strategy All Market Fund) (the “Fund”) will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on December 18, 2018 at 11:30 a.m. (Eastern Time), for the following purposes:

1.	To approve a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Eaton Vance Management (“EVM”), the Fund’s investment adviser, and Eaton Vance Advisers International Ltd. (“EVAIL”);

2.    To approve a “manager of managers” structure, which would allow EVM and the Fund to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions; and

3.    To consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The proposals are discussed in greater detail in the following pages. Any such vote FOR or AGAINST the proposals will also authorize the persons named as proxies to vote accordingly FOR or AGAINST any such adjournment of the Meeting.

The Meeting is called pursuant to the By-Laws of the Fund. The Board of Trustees of the Fund has fixed the close of business on October 17, 2018 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying materials are being mailed to shareholders on or about November 1, 2018.

By Order of the Board of Trustees

/s/ Maureen A. Gemma

Secretary

November 1, 2018

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Special Meeting of Shareholders – December 18, 2018

Eaton Vance Multi-Asset Credit Fund

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting (the “Meeting”) of the Eaton Vance Multi-Asset Credit Fund (formerly Eaton Vance Multi-Strategy All Market Fund) (the “Fund”) to be held on December 18, 2018 at 11:30 a.m. (Eastern Time) at Two International Place, Boston, Massachusetts 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. The Fund is a series of Eaton Vance Mutual Funds Trust (the “Trust”). The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize any of the persons named as attorneys to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, AST Fund Solutions, LLC (“AST”), 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that written proxies voted by mail may be revoked. If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership. These proxy materials are initially being mailed to shareholders on or about November 1, 2018. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on October 17, 2018 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held and fractional shares will be entitled to an equivalent fractional vote. As of October 17, 2018, there were 1,829,581.714 shares of beneficial interest of the Fund outstanding, which consist of 99,263.341 Class A shares, 66,347.540 Class C shares and 1,663,970.833 Class I shares.

The persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund as of October 17, 2018 are set forth in Exhibit A. To the Fund’s knowledge, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund. The directors and principal executive officers of the Trust and their principal occupations are set forth in Exhibit B. The Trustees and principal executive officers of the Fund individually and as a group own beneficially less than 1% of the outstanding shares of each class of the Fund as of October 17, 2018. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Trustees know of no business that will be presented for consideration other than the business described in Proposals 1 and 2 and in the Notice of Meeting of Shareholders. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semiannual Report to its shareholders. The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations; or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time).

PROPOSAL 1: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Trust is a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Massachusetts Business Trust. The Trust has multiple series, but only the Fund is the subject of this Proposal. Eaton Vance Management (“EVM”) manages the assets of the Fund pursuant to an investment advisory agreement. The address for EVM is Two International Place, Boston, MA 02110. EVM also serves as the administrator of the Fund. Eaton Vance Distributors, Inc. (“EVD”), an affiliate of EVM located at the same address, is the principal underwriter for the Fund. For the fiscal year ended October 31, 2017, EVM and its affiliates received aggregate fees of $126,810 for services provided to the Fund.

Effective September 15, 2018, the Fund adopted a policy of investing at least 80% of its net assets in credit-related investments. For purposes of this 80% policy, “credit-related investments” are fixed-income, variable-rate, and floating-rate debt investments, as well as derivatives that provide exposure to such investments. The Fund also revised its strategy to state that the Fund will invest at least 60% of its net assets in high-yield corporate bonds and floating-rate loans. The Fund may invest in U.S. and non-U.S. issuers. EVM believes that it would be in the best interest of shareholders to delegate certain investment advisory responsibilities for the Fund to Eaton Vance Advisers International Ltd. (“EVAIL”). EVAIL is a wholly-owned subsidiary of EVM headquartered in London, United Kingdom, with experience in managing various investment strategies, including non-U.S. high-yield investment strategies.

The Trustees have unanimously approved, and recommend to the shareholders of the Fund that they approve, a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between EVM and EVAIL. The address for EVAIL is 125 Old Broad Street, London, EC2N 1AR, United Kingdom. EVAIL does not act as an investment adviser or sub-adviser to any other registered investment company with an investment strategy substantially similar to that of the Fund. EVAIL will be paid for its investment sub-advisory services to the Fund by EVM out of the investment advisory fees EVM currently receives from the Fund. The Sub-Advisory Agreement will not result in any additional expense to Fund shareholders. The form of the proposed Sub-Advisory Agreement is attached as Exhibit C. You should refer to Exhibit C for the complete terms of the Sub-Advisory Agreement.

Trustee Approval

At an in-person meeting held on October 10-11, 2018, the Trustees, including all of the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the Sub-Advisory Agreement. In considering the Sub-Advisory Agreement, the Trustees took into account the terms of the Sub-Advisory Agreement and also reviewed the factors and information they previously evaluated in connection with approving EVAIL as a sub-adviser to other Eaton Vance Funds at their April 24 and 25, 2018 meeting. As there were no material changes to any information the Trustees considered in connection with such approval, the information was deemed relevant by the Trustees in connection with the Trustees’ consideration of the Sub-Advisory Agreement. Such factors and information are described in further detail below. The Board considered information from EVM regarding the benefits to the Fund of delegating certain investment advisory responsibilities to EVAIL. The Board concluded that the terms of the Sub-Advisory Agreement were in the interests of shareholders of the Fund and therefore, the Board, including a majority of the Independent Trustees, voted unanimously to approve the Sub-Advisory Agreement for the Fund and to recommend the approval of the Sub-Advisory Agreement to the shareholders of the Fund.

Information regarding EVAIL and EVM

EVAIL is a private limited company organized under the laws of the United Kingdom and an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”). EVAIL is a wholly-owned subsidiary of EVM. EVM is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of EVM. EV and EVM are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVAIL is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr.

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Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, John L. Shea, Eric A. Stein, Payson F. Swaffield, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of EVM and/or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of EVM who may also be officers, or officers and Directors of EVC and EV.

Below are the name, address and principal occupation of the principal executive officers and directors of EVAIL:

Name	Title	Address	Principal Occupation
Frederick S. Marius	Director, Secretary, Chief Legal Officer	Two International Place, Boston, MA 02110	Vice President, Chief Legal Officer- EVC

Michaella J. Callaghan	Director, Chief Administrative Officer	125 Old Broad Street, London, EC2N 1AR, United Kingdom	Vice President, Chief Administrative Officer- EVAIL

Christopher M. Dyer	Director	125 Old Broad Street, London, EC2N 1AR, United Kingdom	Vice President, Director of Global Equity- EVAIL

Meghann L. Clark	Chief Compliance Officer	Two International Place, Boston, MA 02110	Vice President, Senior Compliance Officer- EVM

Fees

Under the proposed Sub-Advisory Agreement, a sub-advisory fee would be paid to EVAIL for its services at an annual rate as set forth below:

Average Daily Net Assets	Annual Asset Rate
Up to $500 million	0.161%
$500 million but less $1 billion	0.154%
$1 billion but less $2.5 billion	0.150%
$2.5 billion but less $5 billion	0.146%
$5 billion and over	0.142%

EVM will pay the sub-advisory fees to EVAIL out of the investment advisory fees it receives from the Fund, and the Fund will not be responsible for the payment of sub-advisory fees to EVAIL.

Overview of the Sub-Advisory Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory or sub-advisory agreement with an investment adviser or sub-adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by either Eaton Vance Management (the “Adviser”) or its affiliate, Boston Management and Research (together with the Adviser, “Eaton Vance”), held on October 10 and 11, 2018 (the “Meeting”), the Board, including a majority of the Independent Trustees, voted to approve a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Eaton Vance Advisers International Ltd., an affiliate of the Adviser (“EVAIL”), including its fee structure, with respect to Eaton Vance Multi-Asset Credit Fund (formerly, Eaton Vance Multi-Strategy All Market Fund) (the “Fund”).

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Prior to voting its approval of the Sub-Advisory Agreement, the Board received information from the Adviser that the Board considered reasonably necessary to evaluate the terms of the Sub-Advisory Agreement. The Board considered information furnished by the Adviser for the Meeting relating specifically to the Fund and EVAIL, as well as information furnished for prior meetings of the Board and its committees, including information provided in connection with (i) the Board’s August 2018 approvals to change, among other things, the Fund’s name and principal investment strategies and (ii) the annual contract review process for the Eaton Vance Funds, which culminated at the Board’s April 24-25, 2018 meeting (the “2018 Approval Process”). As part of the 2018 Approval Process, the Board considered information (i) provided by the Adviser and its affiliates relating to the Board’s approval of the Fund’s investment advisory and administrative agreement (the “Fund Agreement”) and (ii) relating specifically to EVAIL, including the investment sub-advisory services provided to other Eaton Vance Funds and the investment professionals of EVAIL. In voting to approve the Sub-Advisory Agreement, the Board noted that the Adviser had indicated that there were no material changes about EVAIL or EVAIL’s ability to provide investment sub-advisory services to the Eaton Vance Funds since the 2018 Approval Process.

With respect to the approval of the Sub-Advisory Agreement, the Board specifically noted that the terms of the Sub-Advisory Agreement are substantially similar to the terms of the standard forms used in engaging EVAIL for other Eaton Vance Funds in the Eaton Vance complex.

The Board also voted to recommend that shareholders of the Fund approve the Sub-Advisory Agreement and authorized the officers of the Fund to call a meeting of shareholders of the Fund to consider and vote on the Sub-Advisory Agreement.

Information considered by the Board relating to the Sub-Advisory Agreement included, among other things, the following (certain of this information was specifically evaluated by the Board in connection with its review of the Fund Agreement):

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees payable by the Fund with the fees payable by comparable funds identified by the data provider (“comparable funds”);
•	A report from an independent data provider comparing the total expense ratio and its components of the Fund with those of comparable funds;
•	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds over various time periods;
•	Data comparing the investment performance of the Fund with the performance of benchmark indices over various time periods;
•	Comparative information concerning the fees charged and the services provided by Eaton Vance in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Fund;
•	Profitability analyses for Eaton Vance;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Fund, including the Fund’s investment strategies and policies;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by Eaton Vance as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about Eaton Vance

•	Reports detailing the financial results and condition of Eaton Vance;

•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and
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information relating to their responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;

•	The Codes of Ethics of Eaton Vance and EVAIL, together with information relating to compliance with and the administration;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance by Eaton Vance and EVAIL (including descriptions of various compliance programs);
•	Descriptions of the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and its affiliates; and
•	The terms of the Sub-Advisory Agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Sub-Advisory Agreement are in the interests of shareholders of the Fund and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the Sub-Advisory Agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services to be provided by the Adviser and EVAIL under the Sub-Advisory Agreement.

The Board considered the Adviser’s and EVAIL’s management capabilities and investment process with respect to the types of investments to be held by the Fund in accordance with its revised principal investment strategies, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund. The Board also considered the Adviser’s responsibilities overseeing and coordinating the implementation of the revised principal investment strategies of the Fund. The Board further considered the abilities and experience of the Adviser’s and EVAIL’s investment professionals in analyzing special considerations relevant to investing in fixed income, variable rate, and floating-rate debt investments as well as derivatives that provide exposure to such investments. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who will provide services to the Fund, including portfolio managers and analysts. The Board also considered the abilities and experience of EVAIL’s investment professionals in investing in non-U.S. high yield and multi-asset credit loans. The Board considered the international investment capabilities of EVAIL, which is based in London, and the potential benefits to the Fund of having portfolio management services involving investments in international debt instruments provided by investment professionals located abroad. The Board also took into account the resources to be dedicated by EVAIL to portfolio management and other services, as well as the compensation methods of the Adviser and its affiliates, including EVAIL, and other factors, such as the reputation and resources of the Adviser and its affiliates, including EVAIL, to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including EVAIL. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

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After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and EVAIL, taken as a whole, will be appropriate and consistent with the terms of the Sub-Advisory Agreement.

Performance, Management Fees, Profitability, “Fall-Out” Benefits and Economies of Scale

The Board considered the fact that, as part of the 2018 Approval Process, the Board had concluded that (i) the performance of the Fund was satisfactory, (ii) the management fees were reasonable, (iii) the profits being realized by the Eaton Vance and its affiliates with respect to the Fund were reasonable and (iv) the Fund shared in any benefits from economies of scale and the structure of the advisory fee of the Fund, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale. In considering whether to approve the Sub-Advisory Agreement, the Board considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates, including EVAIL, in connection with their relationship with the Fund. The Board also considered the fact that EVAIL is an affiliate of the Adviser, the terms of the Fund Agreement (including the fees payable thereunder) will not change, and the Adviser will be responsible for the payment of all fees of EVAIL under the Sub-Advisory Agreement. Accordingly, the Board concluded that the appointment of EVAIL as a sub-adviser of the Fund is not expected to adversely affect the performance of the Fund, the reasonableness of the management fees payable to the Adviser by the Fund, the profits to be realized by the Adviser and its affiliates in managing the Fund or the extent to which the Fund can be expected to benefit from economies of scale in the future. The Board recognized that continuation of the Fund Agreement for an additional one-year term will be considered by the Board as part of the 2019 annual contract review process, which will begin in January 2019, and that updated information regarding each of these matters, including EVAIL, would be reviewed by the Board as part of that process.

Required Vote

Approval of the Sub-Advisory Agreement requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund, provided a quorum is present in person or by proxy. As used in this Proxy Statement, a “vote of a majority of the outstanding voting securities” means the vote of the lesser of: (a) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal; or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy entitled to vote on the proposal, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

Trustee Recommendation

The Trustees unanimously recommend that shareholders of the Fund vote FOR the Sub-Advisory Agreement as described in this Proposal.

6

PROPOSAL 2. APPROVAL OF A “MANAGER OF MANAGERS” STRUCTURE

Background

At a meeting held on October 10-11, 2018, the Board unanimously approved a “manager of managers” structure, which would allow EVM and the Fund to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers (i.e., sub-advisers that are direct or indirect wholly-owned subsidiaries of EVM or a sister company of EVM that is a direct or indirect wholly-owned subsidiary of the same company that directly or indirectly owns EVM (“wholly-owned sub-advisers”)) without shareholder approval. Under this structure, an investment adviser has the ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser and making recommendations to the Board regarding the sub-adviser’s hiring, termination, or replacement. The “manager of managers” structure would allow the Fund to operate with greater efficiency by allowing EVM and the Board to engage unaffiliated sub-advisers and wholly-owned sub-advisers without incurring the expense and delay associated with obtaining shareholder approval.

Without the “manager of managers” structure in place, the Fund would continue to be required to call and hold shareholder meetings before it enters into or materially amends a sub-advisory agreement with an unaffiliated sub-adviser or wholly-owned sub-adviser. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process can be expensive to the Fund and may cause delays in making changes that EVM and the Board have determined are necessary or desirable. These costs are often borne by the Fund and are, therefore, indirectly borne by the Fund’s shareholders. Certain corporate transactions involving a sub-adviser of the Fund result in the Fund seeking shareholder approval of a new sub-advisory agreement, even where the individuals managing the Fund or the sub-advisory fee paid to the sub-adviser will remain unchanged. If the Fund’s shareholders approve the “manager of managers” structure for the Fund, the Board would be able to act more quickly, and with potentially less expense to the Fund, in managing sub-advisory relationships in the best interests of the Fund and its shareholders.

Prior to reliance on a “manager of managers” structure, EVM and the Trust would need to apply for and be granted exemptive relief from the SEC. There is no guarantee that the SEC will grant the requested exemptive relief or grant the requested exemptive relief on the terms and conditions expected by EVM. By approving Proposal 2, you are approving the operation of a “manager of managers” structure with EVM, as adviser, under any such terms or conditions granted by the SEC.

A “manager of managers” structure does not permit investment management fees paid by the Fund to EVM to be increased without shareholder approval, nor does it lessen EVM’s responsibilities to the Fund, including the overall responsibility for the portfolio management services furnished by a sub-adviser. Under the structure, EVM would continue to supervise and oversee the activities of the sub-advisers to the Fund, monitor each sub-adviser’s performance and make recommendations to the Board about whether a sub-advisory agreement should be continued, modified or terminated. The Board would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever EVM seeks to select a new or additional sub-adviser or modify an existing sub-advisory agreement. The Board, including a majority of the Independent Directors, would continue to be required to review and consider the continuance of each sub-advisory agreement at least annually after an initial two-year term. In reviewing new or existing sub-advisory agreements or modifications to existing sub-advisory agreements, the Board would analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, the sub-adviser’s compliance with federal securities laws and regulations and the extent to which the Fund would continue to benefit from any economies of scale. EVM and each sub-adviser would continue to have a legal duty to provide the Board with information on all factors pertinent to the Board’s decision regarding the sub-advisory arrangement. Typically, the SEC requires, as a condition to granting “manager of managers” exemptive relief, that shareholders be given notice, including the information concerning a new sub-adviser that normally would be provided in a proxy statement, of the hiring, termination or replacement of a sub-adviser made pursuant to the exemptive relief.

7

Board Considerations

At a meeting on October 10-11, 2018, the Board unanimously approved the proposed “manager of managers” structure (Proposal 2). In considering Proposal 2, the Board considered various factors, including the ability of the Board and EVM to enter into or materially change the terms of a sub-advisory agreement with an unaffiliated sub-adviser or a wholly-owned sub-adviser with less expense and more efficiency; that any increase in total management fees paid by the Fund to EVM would still require shareholder approval; that an unaffiliated sub-adviser or a wholly-owned sub-adviser could not be appointed, and no material change to the sub-advisory agreement with an unaffiliated sub-adviser or a wholly-owned sub-adviser could be made, without Board approval; and that EVM would remain responsible for monitoring an unaffiliated sub-adviser’s or a wholly-owned sub-adviser’s compliance with the Fund’s investment objectives and investment strategies and reviewing the performance of the sub-adviser.

The Board determined that granting EVM (subject to review and approval by the Board) maximum flexibility to select unaffiliated sub-advisers and wholly-owned sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it would allow the Fund to operate more efficiently. In addition, the Board believes that it is appropriate to vest the selection of unaffiliated sub-advisers and wholly-owned sub-advisers in EVM (subject to review and approval by the Board) in light of EVM’s investment advisory expertise and its experience in selecting sub-advisers. The Board believes that, if in the future it becomes appropriate to add or change an unaffiliated sub-adviser or a wholly-owned sub-adviser to the Fund, it could access this expertise and experience in ways that can add value to the Fund and its shareholders.

Required Vote

Approval of the “manager of managers” structure requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund, provided quorum is present in person or by proxy. As used in this Proxy Statement, a “vote of a majority of the outstanding voting securities” means the vote of the lesser of: (a) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal; or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy entitled to vote on the proposal, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

Trustee Recommendation

The Board unanimously recommends that the shareholders of the Fund vote FOR the “manager of managers” structure, as described in this Proposal.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy materials be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator.

ADDITIONAL INFORMATION

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board will be paid by the EVM pursuant to the expense reimbursement agreement currently in place between EVM and the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of EVM or its affiliates (“Eaton Vance”), by the Fund’s transfer agent, BNY Mellon Asset Servicing (“BNY”), by broker-dealer firms or by a professional solicitation organization. A written proxy may be delivered to the Fund or its transfer

8

agent prior to the Meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to, and obtaining proxies from, the beneficial owners of such shares. Total estimated costs are approximately $15,000.

Shareholders may also choose to give their proxy votes by telephone, using the automated telephonic voting system, or through the Internet, rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by the Trust’s Board that are properly executed and all telephone and Internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to any Proposal, it will be voted FOR the matters specified on the proxy card. Eaton Vance owns or has the power to vote a substantial share of the Fund, as described in more detail in Exhibit A. Eaton Vance intends to vote such shares in the same proportion as those cast by other shareholders. For purposes of determining the presence or absence of a quorum, and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing a quorum, but will have the effect of a vote against the Proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. The Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of the Trust. If a quorum is not present at the meeting, or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Trust in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the EVM as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable amount of time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual shareholder meetings.

9

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by contacting your financial advisor, or by calling 1-800-262-1122 Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time) or writing to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110.

10

Exhibit A

As of October 17, 2018, the following person(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Class A Shares
National Financial Services LLC	Jersey City, NJ	36.92%
Pershing LLC	Jersey City, NJ	20.47%
TD Ameritrade	Omaha, NE	8.60%
Stifel Nicolaus & Co. Inc.	Saint Louis, MO	6.23%
Raymond James	St. Petersburg, FL	5.57%
American Enterprise Investment Services	Minneapolis, MN	5.21%

Class C Shares
Pershing LLC	Jersey City, NJ	54.72%
Raymond James	St. Petersburg, FL	26.73%
American Enterprise Investment Services	Minneapolis, MN	12.52%

Class I Shares
US Charitable Gift Trust Donor Advised Fund – Growth & Income Fund	Boston, MA	36.68%
Eaton Vance Management*	Boston, MA	28.18%
EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund*,**	Boston, MA	23.15%

*	As of the record date, Eaton Vance owns or has the power to vote shares of the Fund. Eaton Vance intends to vote such shares in the same proportion as those cast by other shareholders.
**	Investment vehicle for profit sharing and retirement savings plans sponsored by EVM and certain of its affiliated entities.

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

A-1

Exhibit B

Directors and Principal Executive Officers of the Trust

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	174	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
MARK R. FETTING 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	174	None
CYNTHIA E. FROST 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	174	None
GEORGE J. GORMAN 1952	Trustee	Since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	174	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
VALERIE A. MOSLEY 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	174	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
B-1

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	Chairperson of the Board since 2016 and Trustee since 2003	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	174	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	174	None
KEITH QUINTON 1958	Trustee	Since 2018	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	174	Director of New Hampshire Municipal Bond Bank (since 2016).
MARCUS L. SMITH 1966	Trustee	Since 2018	Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	174	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).
SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	174	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
HARRIETT TEE TAGGART 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.	174	Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).
B-2

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
SCOTT E. WENNERHOLM 1959	Trustee	Since 2016	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	174	None
(1)	Includes both master and feeder funds in a master-feeder structure.
(2)	During their respective tenures, the Trustees/Directors (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
B-3

Principal Officers who are not Directors
Name and Year of Birth(1)	Trust Position	Term of Office and Length of Service	Principal Occupation(s) During the Last Five Years(2)
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of Eaton Vance and BMR since 2017. Officer of 174 registered investment companies managed by EVM or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Secretary since 2007 and Vice President since 2011	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR.
Payson F. Swaffield 1956	President	Since 2011	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 146 registered investment companies managed by Eaton Vance or BMR.
(1)	The business address of each officer is Two International Place, Boston, MA 02110.
(2)	Includes both master and feeder funds in master-feeder structure.

B-4

Exhibit C

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

between

EATON VANCE MANAGEMENT

and

EATON VANCE ADVISERS INTERNATIONAL LTD.

for

EATON VANCE MULTI-ASSET CREDIT FUND (the “Fund”)

AGREEMENT made this day of , 2018, between Eaton Vance Management, a Massachusetts business trust (the “Adviser”), and Eaton Vance Advisers International Ltd., a private limited company incorporated in England and Wales (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory and Administrative Agreement (the “Advisory Agreement”) with Eaton Vance Mutual Funds Trust, a Massachusetts business trust (the “Trust”) on behalf of Eaton Vance Multi-Asset Credit Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, the Adviser and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.       Duties of the Sub-Adviser. The Adviser hereby employs the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund and to administer its investment affairs, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)       The Sub-Adviser hereby accepts such employment and undertakes to afford to the Fund the advice and assistance of the Sub-Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Fund and to furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser’s organization and all personnel of the Sub-Adviser performing services relating to research and investment activities. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund.

(b)       The Sub-Adviser shall provide the Fund with such investment management and supervision as the Fund may, from time to time, consider necessary for the proper supervision of the Fund. As investment adviser to the Fund, the Sub-Adviser shall furnish continuously an investment program and shall determine, from time to time, what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the Trust’s Declaration of Trust, By-Laws and Registration Statement under the Investment Company Act of 1940, all as from time to time amended. The Sub-Adviser is authorized, in its discretion and without prior consultation with

C-1

the Adviser or the Fund, to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the Fund. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Fund and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Adviser shall take, on behalf of the Fund, all actions that it deems necessary or desirable to implement the investment policies of the Fund.

(c)       The Sub-Adviser shall place orders for the purchase or sale of portfolio securities for the account of the Fund either directly with the issuer or with brokers or dealers selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates, and in accordance with procedures adopted by the Board of Trustees of the Trust.

(d)       The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Fund and the Adviser as the Trust’s Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.

2.       Compensation of the Sub-Adviser. For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, to the extent the Adviser receives at least such amount from the Fund pursuant to the Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month with respect to the Fund, the fee for that month shall be based on the number of calendar days during which it is in effect. The Sub-Adviser may, from time to time, waive all or a part of the above compensation.

3.       Allocation of Charges and Expenses. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Fund shall include, without limitation, (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale and redemption of shares; (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes, including amendments, and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter as broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s or the Sub-Adviser’s organizations; and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers, and shareholders with respect thereto.

C-2

4.       Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Fund are or may be or become interested in the Sub-Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Sub-Adviser are or may be or become similarly interested in the Fund, and that the Sub-Adviser may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance Advisers International Ltd.” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.       Limitation of Liability of the Sub-Adviser. The services of the Sub-Adviser to the Adviser for the benefit of the Fund are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund or any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment.

6.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated as to the Fund without the payment of any penalty by (i) the Adviser, subject to the approval of the Trustees of the Trust; (ii) the vote of the Trustees of the Trust; (iii) the vote of a majority of the outstanding voting securities of the Fund at any annual or special meeting; or (iv) the Sub-Adviser, in each case on sixty (60) days’ written notice. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason.

7.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund.

8.       Limitation of Liability. The Sub-Adviser expressly acknowledges the provision in the Declarations of Trust of the Trust and of the Adviser limiting the personal liability of trustees, officers, and shareholders of the Fund and the Adviser, respectively, and the Sub-Adviser hereby agrees that it shall have recourse to the Fund or the Adviser, respectively, for payment of claims or obligations as between the Fund or the Adviser, respectively, and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Fund or the Adviser.

9.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

C-3

10.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund.

11.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows.]

C-4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE MANAGEMENT

By: _________________________________

Name:       Maureen A. Gemma

Title:       Vice President and not individually

EATON VANCE ADVISERS INTERNATIONAL LTD.

A private limited company incorporated in England and Wales, authorized and regulated by the Financial Conduct Authority of the United Kingdom

By: ___________________________________

Name:       Frederick S. Marius

Title:       Director and not individually

Acknowledged and agreed to as of the day

and year first above written:

EATON VANCE MUTUAL FUNDS TRUST

(on behalf of Eaton Vance Multi-Asset Credit Fund)

By: ________________________________

Name: Payson F. Swaffield

Title: President and not individually

C-5

SCHEDULE A

Annual Investment Sub-Advisory Fee

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.161%
$500 million but less than $1 billion	0.154%
$1 billion but less than $2.5 billion	0.150%
$2.5 billion but less than $5 billion	0.146%
$5 billion and over	0.142%

The Adviser may agree to limit the total annual operating expenses of the Fund. The amount of any such subsidy (including subsidy amounts attributable to a seed investment in the Fund by the Adviser or Sub-Adviser) will be borne in proportion to the Fund’s investment advisory fee and sub-advisory fee earned by the Adviser and the Sub-Adviser, respectively.

C-6

Eaton Vance

PROXY CARD

EATON VANCE MULTI-ASSET CREDIT FUND

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

Shareholder Address1
Shareholder Address2
Shareholder Address3
Shareholder Address4

PROXY VOTING OPTIONS

1. **Mail** your signed, dated and voted proxy back in the postage paid envelope provided.
2. **ONLINE** at **proxyonline.com** using your proxy control number found below.
3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line.
4. By **PHONE** with a live operator when you call toll-free **1-866-207-2356** Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

CONTROL NUMBER: 123456789012

EATON VANCE MULTI-ASSET CREDIT FUND

SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 18, 2018

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Multi-Asset Credit Fund ("the Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, DEIDRE E. WALSH and PAYSON F. SWAFFIELD, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Tuesday, December 18, 2018 at 11:30 a.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Meeting of Shareholders, please call toll-free 1-866-207-2356. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Tuesday, December 18, 2018. The Notice of Special Meeting of Shareholders, the combined Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website at http://www.eatonvance.com/funddocuments.

.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE MULTI-ASSET CREDIT FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSALS:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]